EXHIBIT 10.33
AMENDMENT NO. 1 TO THE EMPLOYMENT AGREEMENT AND THE A&R EMPLOYMENT AGREEMENT

This AMENDMENT NO. 1 (this “Amendment”), effective as of December 31, 2022, to the Employment Agreement dated as of September 30, 2019 (the “Employment Agreement”), by and among Columbia State Bank, a Washington banking corporation (“Columbia Bank”), together with Columbia Banking System, Inc., a Washington corporation (“CBSI”), and, as applicable, its subsidiaries and affiliates (Columbia Bank, CBSI and their subsidiaries, collectively, the “Company”) and Clint E. Stein (the “Executive”), and to the Amended and Restated Employment Agreement, dated as of October 11, 2021, by and between Columbia Bank, CSBI and the Executive (the “A&R Employment Agreement”), is made and entered into by and among Columbia Bank, CBSI and the Executive. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Employment Agreement.

RECITALS

WHEREAS, Columbia Bank, CBSI and the Executive entered into the Employment Agreement on September 30, 2019;

WHEREAS, Columbia Bank, CBSI and the Executive entered into the A&R Employment Agreement on October 11, 2021; and

    WHEREAS, each of Columbia Bank, CBSI and the Executive desire to extend the employment of the Executive as President and Chief Executive Officer of Columbia Bank and CBSI for the period provided in this Amendment, subject to the terms and conditions set forth in the Employment Agreement.

NOW, THEREFORE, in consideration of the mutual premises made in this Amendment, the Employment Agreement and the A&R Employment Agreement, the parties agree as follows:

1.Termination Date. Section 1 of the Employment Agreement is hereby amended and replaced in its entirety as follows:

“1. Term. The term (“Term”) of this Agreement shall begin on January 1, 2020 (the “Effective Date”) and continue until the earlier of (1) April 11, 2023 and (2) the date of commencement of the term of the Amended and Restated Employment Agreement, dated as of October 11, 2021 (as amended from time to time, in accordance with its terms), by and among Columbia Bank, CBSI and the Executive pursuant to Section 1(a) thereof, unless terminated earlier in accordance with Section 3.”

2.Prior Employment Agreement. For the purposes of the A&R Employment Agreement, the term “Prior Employment Agreement” shall mean the Employment Agreement as amended by this Amendment.

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3.Confirmation of Employment Agreement. Other than as expressly modified pursuant to this Amendment, all of the terms, covenants and other provisions of the Employment Agreement are hereby ratified and confirmed and shall, continue to be in full force and effect in accordance with its terms. For the avoidance of doubt, other than as expressly modified pursuant to this Amendment, all of the terms, covenants and other provisions of the A&R Employment Agreement shall, upon its effectiveness, be in full force and effect in accordance with its terms.

4.Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute one and the same agreement.

5.Miscellaneous Provisions. The provisions of Section 7, Section 8 and Section 11 of the Employment Agreement shall apply mutatis mutandis to this Amendment. The Employment Agreement as modified by this Amendment, shall be taken together as a single agreement, reflecting the terms therein as modified by this Amendment, and the A&R Employment Agreement as modified by this Amendment shall be taken together as a single agreement, reflecting the terms therein as modified by this Amendment.

[Signature Page Follows]

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IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties hereto effective as of the date first written above.

EXECUTIVE
By:    /s/ CLINT E. STEIN
    Name: Clint E. Stein
COLUMBIA STATE BANK
By:    /s/ CRAIG D. EERKES
    Name: Craig D. Eerkes
    Title: Chairman of the Board of Directors
COLUMBIA BANKING SYSTEM, INC.
By:    /s/ CRAIG D. EERKES
    Name: Craig D. Eerkes    Title: Chairman of the Board of Directors

[Signature Page to Amendment No. 1 to Clint E. Stein Employment Agreement and
the Amended and Restated Employment Agreement]